Transactions in Foreign Currency	12 Months Ended
Dec. 31, 2023
Transactions in foreign currency [Abstract]
Transactions in foreign currency
5.	Transactions in foreign currency

Transactions in foreign currency take place at the open-market exchange rates published by the Superintendence of Banks, Insurance and Pension Funds Administration. As of December 31, 2023 the exchange rates for transactions in United States dollars, published by this institution, were S/3.705 for purchase and S/3.713 for sale (S/3.808 for purchase and S/3.82 for sale as of December 31, 2022, S/3,975 for purchase and S/3.998 for sale as of December 31, 2021).

As of December 31, 2023, 2022 and 2021, the Group had the following assets and liabilities in United States dollars:

	2023	2022	2021
	US$(000)	US$(000)	US$(000)

Assets
Cash and cash equivalents	5,887	4,426	51,343
Trade and other receivables	3,259	3,262	4,946
Advances to suppliers for work in progress	4,829	18,899	10,175
	13,975	26,587	66,464

Liabilities
Trade and other payables	(19,082)	(18,399)	(10,356)
Interest-bearing loans and borrowings	-	(131,612)	(149,612)
	(19,082)	(150,011)	(159,968)
Cross currency swap position	-	132,000	132,000

Net monetary position	(5,107)	8,576	38,496

As of December 31, 2022, the Group had cash currency hedging agreements for its bonds (denominated in US dollars), see note 16. Of the US$132,000,000 shown in the swap position as of December 31,2022, there were underlying liabilities in the amount of US$131,612,000 and the difference of US$388,000 was maintained as derivative financial instruments at fair value through profit or loss. In February 2023 the cross currency swaps were settled.

During 2023, the net gain originated by the exchange difference was approximately S/4,933,000 (the net loss from exchange difference amounted to S/1,040,000 and S/7,086,000 during 2022 and 2021, respectively). All these results are presented in the caption “Gain (loss) from exchange difference, net” in the consolidated statement of profit or loss.